Exhibit 32.1
CERTIFICATION
The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of American Woodmark Corporation (the “Company”) for the quarter ended January 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2015	/s/Kent B. Guichard
Kent B. Guichard
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: February 27, 2015	/s/M. Scott Culbreth
M. Scott Culbreth
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)